                                                                   EXHIBIT a.2.d


Certificate                                                          Number of
  Number                                                               Shares
-----------                                                          ---------


                       AIM SELECT REAL ESTATE INCOME FUND

                Organized Under the Laws of the State of Delaware
                     Series R Auction Rate Preferred Shares
                           $0.001 Par Value Per Share
                    $25,000 Liquidation Preference Per Share

                                                           CUSIP NO. 00888R-40-4

This certifies that Cede & Co. is the owner of fully paid and non-assessable shares of Series R Auction Rate Preferred Shares, $0.001 par value per share, $25,000 liquidation preference per share, of AIM Select Real Estate Income Fund (the "Fund") transferable only on the books of the Fund by the holder thereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the transfer agent and registrar.

IN WITNESS WHEREOF, the Fund has caused this Certificate to be signed by its duly authorized officers and its Seal to be hereunto affixed this ____ day of July, 2002.



DEUTSCHE BANK TRUST COMPANY AMERICAS         AIM SELECT REAL ESTATE INCOME FUND
----------------------------------------     [Seal]
As Transfer Agent and Registrar [Seal]

By:                                          By:


/s/ JODY SANCHEZ                             /s/ CAROL F. RELIHAN
----------------------------------------     -----------------------------------
[Seal]                                       Senior Vice President
Authorized Signature

                                             Attest:


                                             /s/ OFELIA M. MAYO
                                             -----------------------------------
                                             Assistant Secretary

                                  Transfer Form


         FOR VALUE RECEIVED, ______________________________________hereby sells, assigns and transfers unto ___________________ Series R Auction Rate Preferred Shares represented by this Certificate, and does hereby irrevocably constitute and appoint ____________________ attorney to transfer said Shares on the books of the within named Fund with full power of substitution in the premises.

Dated:                                          ,
       -----------------------------------------  --------------------

       In presence of:


--------------------------------------   --------------------------------------


       Series R Auction Rate Preferred Shares evidenced by this Certificate may be sold, transferred or otherwise disposed of only pursuant to the provisions of the Fund's Amended and Restated Declaration of Trust, as amended, including the Amended and Restated Statement Establishing and Fixing the Rights and Preferences of Auction Rate Preferred Shares.

       The Fund will furnish information about the restrictions on transferability to any stockholder upon request and without charge. Any such request should be addressed to the Secretary of the Fund.

       The Fund will furnish to any stockholder on request and without charge a full statement of the designations, and any preferences, limitations, and relative rights of the shares of each class or series of the Fund authorized to be issued, so far as they have been determines, and the authority of the Board of Trustees to determine the relative rights and preference of subsequent classes of series. Any such request should be addressed to the Secretary of the Fund.

       Unless this Certificate is presented by an authorized representative of the Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, an any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (an any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of
DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Certificate                                                          Number of
  Number                                                              Shares
-----------                                                          ---------


                       AIM SELECT REAL ESTATE INCOME FUND

                Organized Under the Laws of the State of Delaware
                     Series W Auction Rate Preferred Shares
                           $0.001 Par Value Per Share
                    $25,000 Liquidation Preference Per Share

                                                           CUSIP NO. 00888R-30-5

This certifies that Cede & Co. is the owner of _____________ fully paid and non-assessable shares of Series W Auction Rate Preferred Shares, $0.001 par value per share, $25,000 liquidation preference per share, of AIM Select Real Estate Income Fund (the "Fund") transferable only on the books of the Fund by the holder thereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the transfer agent and registrar.

IN WITNESS WHEREOF, the Fund has caused this Certificate to be signed by its duly authorized officers and its Seal to be hereunto affixed this ___ day of July, 2002.



DEUTSCHE BANK TRUST COMPANY AMERICAS         AIM SELECT REAL ESTATE INCOME FUND
----------------------------------------     [Seal]
As Transfer Agent and Registrar [Seal]

By:                                          By:


/s/ JODY SANCHEZ                             /s/ CAROL F. RELIHAN
----------------------------------------     -----------------------------------
[Seal]                                       Senior Vice President
Authorized Signature

                                             Attest:


                                             /s/ OFELIA M. MAYO
                                             -----------------------------------
                                             Assistant Secretary

                                  Transfer Form


         FOR VALUE RECEIVED, _________________________hereby sells, assigns and transfers unto _________________ Series W Auction Rate Preferred Shares represented by this Certificate, and does hereby irrevocably constitute and appoint ______________ attorney to transfer said Shares on the books of the within named Fund with full power of substitution in the premises.

Dated:                                          ,
       -----------------------------------------  --------------------

          In presence of:


--------------------------------------    --------------------------------------


       Series W Auction Rate Preferred Shares evidenced by this Certificate may be sold, transferred or otherwise disposed of only pursuant to the provisions of the Fund's Amended and Restated Declaration of Trust, as amended, including the Amended and Restated Statement Establishing and Fixing the Rights and Preferences of Auction Rate Preferred Shares.

       The Fund will furnish information about the restrictions on transferability to any stockholder upon request and without charge. Any such request should be addressed to the Secretary of the Fund.

       The Fund will furnish to any stockholder on request and without charge a full statement of the designations, and any preferences, limitations, and relative rights of the shares of each class or series of the Fund authorized to be issued, so far as they have been determines, and the authority of the Board of Trustees to determine the relative rights and preference of subsequent classes of series. Any such request should be addressed to the Secretary of the Fund.

       Unless this Certificate is presented by an authorized representative of the Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, an any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (an any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of
DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Certificate                                                          Number of
  Number                                                              Shares
-----------                                                          ---------


                       AIM SELECT REAL ESTATE INCOME FUND

                Organized Under the Laws of the State of Delaware
                     Series M Auction Rate Preferred Shares
                           $0.001 Par Value Per Share
                    $25,000 Liquidation Preference Per Share

                                                           CUSIP NO. 00888R-20-6

This certifies that Cede & Co. is the owner of __________ fully paid and non-assessable shares of Series M Auction Rate Preferred Shares, $0.001 par value per share, $25,000 liquidation preference per share, of AIM Select Real Estate Income Fund (the "Fund") transferable only on the books of the Fund by the holder thereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the transfer agent and registrar.

IN WITNESS WHEREOF, the Fund has caused this Certificate to be signed by its duly authorized officers and its Seal to be hereunto affixed this ____ day of July, 2002.


DEUTSCHE BANK TRUST COMPANY AMERICAS         AIM SELECT REAL ESTATE INCOME FUND
----------------------------------------     [Seal]
As Transfer Agent and Registrar [Seal]

By:                                          By:


/s/ JODY SANCHEZ                             /s/ CAROL F. RELIHAN
----------------------------------------     -----------------------------------
[Seal]                                       Senior Vice President
Authorized Signature

                                             Attest:


                                             /s/ OFELIA M. MAYO
                                             -----------------------------------
                                             Assistant Secretary

                                  Transfer Form


         FOR VALUE RECEIVED, ____________________________________hereby sells, assigns and transfers unto _______________________ Series M Auction Rate Preferred Shares represented by this Certificate, and does hereby irrevocably constitute and appoint _______________________ attorney to transfer said Shares on the books of the within named Fund with full power of substitution in the premises.

Dated:                                          ,
       -----------------------------------------  --------------------

       In presence of:


--------------------------------------    -------------------------------------


       Series M Auction Rate Preferred Shares evidenced by this Certificate may be sold, transferred or otherwise disposed of only pursuant to the provisions of the Fund's Amended and Restated Declaration of Trust, as amended, including the Amended and Restated Statement Establishing and Fixing the Rights and Preferences of Auction Rate Preferred Shares.

       The Fund will furnish information about the restrictions on transferability to any stockholder upon request and without charge. Any such request should be addressed to the Secretary of the Fund.

       The Fund will furnish to any stockholder on request and without charge a full statement of the designations, and any preferences, limitations, and relative rights of the shares of each class or series of the Fund authorized to be issued, so far as they have been determines, and the authority of the Board of Trustees to determine the relative rights and preference of subsequent classes of series. Any such request should be addressed to the Secretary of the Fund.

       Unless this Certificate is presented by an authorized representative of the Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, an any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (an any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of
DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Certificate                                                          Number of
  Number                                                              Shares
-----------                                                          ---------


                       AIM SELECT REAL ESTATE INCOME FUND

                Organized Under the Laws of the State of Delaware
                     Series F Auction Rate Preferred Shares
                           $0.001 Par Value Per Share
                    $25,000 Liquidation Preference Per Share

                                                           CUSIP NO. 00888R-50-3

This certifies that Cede & Co. is the owner of _______ fully paid and non-assessable shares of Series F Auction Rate Preferred Shares, $0.001 par value per share, $25,000 liquidation preference per share, of AIM Select Real Estate Income Fund (the "Fund") transferable only on the books of the Fund by the holder thereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the transfer agent and registrar.

IN WITNESS WHEREOF, the Fund has caused this Certificate to be signed by its duly authorized officers and its Seal to be hereunto affixed this ____ day of July, 2002.



DEUTSCHE BANK TRUST COMPANY AMERICAS         AIM SELECT REAL ESTATE INCOME FUND
--------------------------------------       [Seal]
As Transfer Agent and Registrar [Seal]

By:                                          By:


/s/ JODY SANCHEZ                             /s/ CAROL F. RELIHAN
--------------------------------------       ----------------------------------
[Seal]                                       Senior Vice President
Authorized Signature

                                             Attest:


                                             /s/ OFELIA M. MAYO
                                             ----------------------------------
                                             Assistant Secretary

                                  Transfer Form


         FOR VALUE RECEIVED, ___________________ hereby sells, assigns and transfers unto ____________________ Series F Auction Rate Preferred Shares represented by this Certificate, and does hereby irrevocably constitute and appoint _____________________attorney to transfer said Shares on the books of the within named Fund with full power of substitution in the premises.

Dated:                                          ,
       -----------------------------------------  --------------------

       In presence of:


------------------------------------   ----------------------------------------


       Series F Auction Rate Preferred Shares evidenced by this Certificate may be sold, transferred or otherwise disposed of only pursuant to the provisions of the Fund's Amended and Restated Declaration of Trust, as amended, including the Amended and Restated Statement Establishing and Fixing the Rights and Preferences of Auction Rate Preferred Shares.

       The Fund will furnish information about the restrictions on transferability to any stockholder upon request and without charge. Any such request should be addressed to the Secretary of the Fund.

       The Fund will furnish to any stockholder on request and without charge a full statement of the designations, and any preferences, limitations, and relative rights of the shares of each class or series of the Fund authorized to be issued, so far as they have been determines, and the authority of the Board of Trustees to determine the relative rights and preference of subsequent classes of series. Any such request should be addressed to the Secretary of the Fund.

       Unless this Certificate is presented by an authorized representative of the Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, an any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (an any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of
DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.